Exhibit 10.23
MOLYCORP, INC.
LOCK-UP LETTER
June 9, 2011
J.P. Morgan Securities LLC
383 Madison Avenue
New York, NY 10179
Morgan Stanley & Co. LLC
1585 Broadway
New York, NY 10036
Ladies and Gentlemen:
The undersigned understands that J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (the “Representatives”) propose to enter into (i) an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with Molycorp, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company (the “Selling Stockholders”), providing for the public offering by the several Underwriters to be named in Schedule 1 to the Common Stock Underwriting Agreement, including the Representatives (the “Common Stock Underwriters”), of shares (the “Shares”) of the common stock of the Company (the “Common Stock”) and (ii) a Purchase Agreement (the “Convertible Notes Purchase Agreement” and, together with the Common Stock Underwriting Agreement, the “Underwriting Agreements”) with the Company, providing for the offering (together with the public offering of the Common Stock, the “Offerings”) by the several Initial Purchasers to be named in Schedule 1 to the Convertible Notes Purchase Agreement, including the Representatives (the “Initial Purchasers,” and together with the Common Stock Underwriters, the “Underwriters”) of convertible senior notes of the Company (the “Convertible Notes”).
To induce the Underwriters that may participate in the Offerings to continue their efforts in connection with the Offerings, the undersigned hereby agrees that, without the prior written consent of the Representatives acting on behalf of the Underwriters, it will not, during the period (the “restricted period”) commencing on the date hereof and ending 90 days after the date of the final prospectus and final offering memorandum relating to the Offerings (each, a “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock, including the Convertible Notes and the Series A Mandatory Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the exercise of a warrant or an option to purchase, or the settlement of any other equity award for, shares of Common Stock (provided that any Shares received are subject to the restrictions contained in this agreement), (b) in the case of an option to purchase shares of Common Stock expiring or restricted shares of Common Stock vesting during the restricted period, the sale or transfer of shares of Common Stock to the Company to satisfy any payment or withholding obligations in connection with the exercise of such option or vesting of such restricted shares, or in connection with any cashless exercise of a warrant to purchase shares of Common Stock, (c) the conversion of any Preferred Stock or Convertible Notes or other equity interest of the Company into shares of Common Stock, (d) the disposition of shares of Common Stock or Convertible Notes pursuant to the Offerings, (e) transactions relating to shares of Common Stock or such other securities acquired in open market transactions after the completion of the Offerings, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or such other securities acquired in such open market transactions; (f) transfers of shares of Common Stock or any security convertible into Common Stock (1) as a bona fide gift or (2) to any affiliate of the undersigned; (g) distributions of shares of Common Stock or any security convertible into Common Stock to any partner, member or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (f) and (g) above, (i) each transferee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the 90-day restricted period referred to in the foregoing sentence, (h) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, Preferred Stock or Convertible Notes, provided that such plan does not provide for the transfer of Common Stock, Preferred Stock or Convertible Notes during the 90-day restricted period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Company during the 90-day restricted period. In addition, the undersigned agrees that, without the prior written consent of the Representatives acting on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock, or any security convertible into or exercisable or exchangeable for Common Stock, including the Preferred Stock and the Convertible Notes (except in respect of the Offerings). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and indenture trustee against the transfer of the undersigned’s shares of Common Stock, Convertible Notes and Preferred Stock except in compliance with the foregoing restrictions.

If:
(1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or
(2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period;
the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Representatives waive, in writing, such extension.
The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that has resulted in an extension of the restricted period and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned.
This agreement shall automatically terminate and be of no further effect upon the earliest to occur, if any, of: (i)(x) the Company advising the Representatives in writing, prior to execution of the Convertible Notes Purchase Agreement, that it has determined not to proceed with the Offering of Convertible Notes and (y) the Selling Stockholders advising the Representatives in writing, prior to execution of the Common Stock Underwriting Agreement, that they have determined not to proceed with the Offering of Common Stock, (ii) the termination of both the Common Stock Underwriting Agreement and the Convertible Notes Purchase Agreement before the sale of any Common Stock or Convertible Notes to the Underwriters and (iii) September 30, 2011 if a closing for neither of the Offerings has occurred as of that time.
The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Offerings. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
Whether or not the Offerings actually occur depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours, PP IV MP AIV 3, LLC
By:	Pegasus Investors IV, L.P.
Managing Member

By:	Pegasus Investors IV GP, L.L.C.
General Partner

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

[Signature page to lock-up letter]